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                                                                   EXHIBIT 10-NN



                             AMENDMENT NO. 1 TO THE
                             ----------------------
                    AGREEMENT FOR THE TRANSFER OF EMPLOYEES
                    ---------------------------------------

THIS AGREEMENT, by and between NKK CORPORATION, a Japanese corporation, having its main office at 1-1-2, Marunouchi, Chiyoda-ku, Tokyo, Japan (herein called "NKK") and NATIONAL STEEL CORPORATION, a Delaware corporation having its principal office at 4100 Edison Lakes Parkway, Mishawaka, IN 46545-3440, U.S.A. (herein called "NSC"), is made effective December 10, 1996.

                                  WITNESSETH:

WHEREAS, NKK and NSC entered into an Agreement for the Transfer of Employees dated as of May 1, 1995 (the "Agreement"), pursuant to which certain employees have been transferred from NKK to NSC for the purpose of providing technical assistance, consulting services and business assistance to NSC; and

WHEREAS, NKK and NSC desire to extend the term of the Agreement for an additional year, through 1997.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Capitalized terms as used herein and not defined herein shall have the same meaning as set forth in the Agreement.

2. In accordance with Paragraph 15 of the Agreement, the term of the Agreement is hereby extended for an additional Contract Year, from January 1, 1997 through December 31, 1997 (the "1997 Contract Year").

3. The Reimbursable Expenses Cap for the 1997 Contract Year shall be Seven Million Dollars ($7,000,000).

4. Each party represents and warrants to the other that it has the requisite power and authority to extend the Agreement, including, without limitation, that all necessary corporate proceedings have been duly taken as required under Paragraph 15 of the Agreement.

5. Except as amended hereby, all of the terms of the Agreement shall remain in full force and effect.


NATIONAL STEEL CORPORATION          NKK CORPORATION

By:___________________________      By:______________________________

Title:________________________      Title:___________________________

Date:_________________________      Date:____________________________